Exhibit 99.1

DEBTOR:	Dakota Plains Holdings, Inc.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	16-43711

Form 2-A
COVER SHEET

For Period Ending 1/31/17

Accounting Method:     ☒ Accrual Basis     ☐ Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. Submit the original Monthly Operating Report bearing an original signature, to the U. S. Trustee. A copy of the Report must be filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts

☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	2/21/17	Print Name:	Martin J Beskow

Signature:

		Title:	Chief Financial Officer

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period:	1/1/17	to	1/31/17

CASH FLOW SUMMARY		Current
		Month	Accumulated

1.	Beginning Cash Balance	$274,054 (1)	$378,979	(1)

2.	Cash Receipts
	Operations	10,600	10,600
	Sale of Assets	0	0
	DIP Financing / Advances	200,000	200,000
	Account Funding Transfers	578,457	578,457
	Other	3,051	3,051

	Total Cash Receipts	$792,108	$792,108

3.	Cash Disbursements
	Operations	307,022	319,869
	DIP Financing Payments	844	844
	Professional Fees / U.S. Trustee Fees	109,047	109,047
	Account Funding Transfers	174,643	266,721
	Other	0	0

	Total Cash Disbursements	$591,556	$696,481

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	200,552	95,627

5	Ending Cash Balance (to Form 2-C)	$474,606 (2)	$474,606	(2)

CASH BALANCE SUMMARY			Book
		Financial Institution	Balance

	Petty Cash	N/A	$0
	DIP Operating Account	N/A	0
	DIP State Tax Account	N/A	0
	DIP Payroll Account	N/A	0
	Other Operating Account	Bank of America - Operating #8118	460,198
	Other Operating Account	Bank of America - Disbursement - ZBA #6449	0
	Other Operating Account	Wells Fargo - Operating #5118	14,408
	Other Interest-bearing Account	N/A	0

	TOTAL (must agree with Ending Cash Balance above)		$474,606	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case.
	Current month beginning cash balance should equal the previous month’s ending balance.	Page 1 of 3
(2)	All cash balances should be the same.

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period:	1/1/17	to	1/31/17

CASH RECEIPTS DETAIL	Accounts: #8118, #6449, #5118
(attach additional sheets as necessary)

Date	Payer	Description	Amount

1/9/17	UNIMIN Corporation	Monthly rent of land for sand terminal	$10,600
	Total Operations Cash Receipts		$10,600

1/31/17	None		$0
	Total Sale of Assets		$0

1/12/17	SunTrust Bank	DIP Financing	$200,000
	Total DIP Financing / Advances		$200,000

1/13/17	Bank of America	Account Funding Transfer from #8132	$200,000
Various	Bank of America	Account Funding Transfer from #8071	378,457

	Total Account Funding Receipts		$578,457

1/3/17	Northwestern Mutual	Benefit Reimbursement	$151
1/24/17	CBIZ Insurance Services	Insurance Adjustment Reimbursement	2,899

	Total Other Receipts		$3,051

		Total Cash Receipts	$792,108	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Page 2 of 3

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period:	1/1/17	to	1/31/17

CASH DISBURSEMENTS DETAIL	Accounts: #8118, #6449, #5118
(attach additional sheets as necessary)

Date		Check No.	Payee	Description (Purpose)	Amount

1/3/17		1754	Boatworks II, LLC	Rent	$13,013
1/3/17		ACH	Intuit Payroll	Payroll (Bi-weekly)	862
1/3/17		ACH	Health Partners	Employee Benefits	1,946
1/3/17		ACH	IRS	Payroll Taxes	3,373
1/3/17		Wire	Stone Phillips LLC	Director Fees	10,000
1/3/17		Wire	Applied Business Strategy LLC	Director Fees	10,000
1/6/17		ACH	ND Dept. of Human Services	Child Support Withholding	485
1/6/17		ACH	Northwestern Mutual	Employee Benefits	1,424
1/11/17		ACH	Wells Fargo	Bank Fees	499
1/12/17		Wire	Corporation Service Company	Consulting	427
1/12/17		ACH	Intuit Payroll	Payroll (Bi-weekly)	31,102
1/12/17		ACH	Intuit Payroll	Payroll (Monthly)	75,113
1/13/17		ACH	Integra Telecommunications	Telephone	296
1/13/17		ACH	IRS	Payroll Taxes	12,816
1/13/17		ACH	IRS	Payroll Taxes	40,497
1/17/17		ACH	Bank of America	Bank Fees	1,445
1/17/17		ACH	IRS	Payroll Taxes	553
1/17/17		ACH	MN Department of Revenue	Payroll Taxes	3,899
1/17/17		1757	Blue Cross Blue Shield of MN	Employee Benefits	16,956
1/18/17		1755	Goldleaf Partners	Employee Benefits	495
1/19/17		1756	Interwest Transfer Co.	Investor Relations	325
1/20/17		ACH	AFPI Inc.	Investor Relations	205
1/20/17		Wire	Merrill Communications LLC	DataSite	96
1/20/17		ACH	ND Dept. of Human Services	Child Support Withholding	485
1/20/17		Wire	Stone Phillips LLC	Director Expense Reimbursement	1,373
1/23/17		ACH	Mediacom	Internet/Media	441
1/23/17	#	1767	Delta Dental of MN	Employee Benefits	397
1/24/17		1766	Alerus Retirment & Benefits	Employee Benefits	116
1/26/17		Wire	The Nasdaq OMX Group Inc.	Investor Relations	1,930
1/26/17		Wire	Stone Phillips LLC	Director Expense Reimbursement	1,930
1/26/17		ACH	Intuit Payroll	Payroll (Bi-weekly)	35,762
1/26/17		1770	Gary Hagen	Employee Expense Reimbursement	287
1/27/17		ACH	IRS	Payroll Taxes	15,269
1/27/17		1768	BHG, Inc.	Dues & Subscriptions	48
1/31/17		ACH	Health Partners	Employee Benefits	2,117
1/31/17		ACH	Merrill Lynch	401k Employee Contribution	21,044
			Total Operations Cash Disbursements		$307,022

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period:	1/1/17	to	1/31/17

CASH DISBURSEMENTS DETAIL	Accounts: #8118, #6449, #5118
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

1/31/17	Wire	SunTrust Bank		$844
		Total DIP Financing Payments		$844

1/20/17	Wire	Canaccord Genuity	Debtor’s Financial Advisor	$35,000
1/20/17	Wire	Moore and Van Allen PLLC	Senior Secured Lender Counsel	71,122
1/24/17	1758	U.S. Trustee	Quarterly Fee	325
1/24/17	1759	U.S. Trustee	Quarterly Fee	975
1/24/17	1760	U.S. Trustee	Quarterly Fee	325
1/24/17	1761	U.S. Trustee	Quarterly Fee	325
1/24/17	1762	U.S. Trustee	Quarterly Fee	325
1/24/17	1763	U.S. Trustee	Quarterly Fee	325
1/24/17	1764	U.S. Trustee	Quarterly Fee	325

		Total Professional Fees / U.S. Trustee Fees		$109,047

Various	Transfer	Bank of America	Account Funding Transfer to #8071	$174,643
		Total Account Funding Transfers		$174,643

1/31/17		None		$0
		Total Other Cash Disbursements		$0

			Total Cash Disbursements	$591,556	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-C COMPARATIVE BALANCE SHEET
For Period Ended:	1/31/17

		Current	Petition
ASSETS		Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$474,606	$378,979
Accounts Receivable (from Form 2-E)		9,648	9,648
Receivable from Officers, Employees, Affiliates		0	0
Inventory		0	0
Other Current Assets :(List)	Prepaid Insurance	435,540	460,426
	Prepaid Expense	157,768	198,361

Total Current Assets		$1,077,562	$1,047,414

Fixed Assets:
Land		$629,789	$521,415
Building		455,465	377,089
Equipment, Furniture and Fixtures		71,201	58,949

Total Fixed Assets		1,156,455	957,453
Less: Accumulated Depreciation		(193,742)	(193,742)

Net Fixed Assets		$962,713	$763,711

Other Assets (List):	Finance Costs, Net	1,367,768	1,367,768
Deposits		12,500	12,500

TOTAL ASSETS		$3,420,542	$3,191,393

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$5,372	$0
Post-petition Accrued Profesional Fees (from Form 2-E)		16,917	0
Post-petition Taxes Payable (from Form 2-E)		21,806	0
Post-petition Notes Payable		200,000	0
Other Post-petition Payable(List):		0	0
		0	0

Total Post Petition Liabilities		$244,095	$0

Pre Petition Liabilities:
Secured Debt - SunTrust		63,193,377	63,193,377
Priority Debt		0	0
Secured Debt - Petroleum Transport Solutions LLC		11,627,608	11,627,608
Unsecured Debt		586,036	565,328

Total Pre Petition Liabilities		$75,407,021	$75,386,313

TOTAL LIABILITIES		$75,651,116	$75,386,313

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		$54,892	$54,892
Retained Earnings - Prepetition		(71,954,036)	(72,249,812)
Retained Earnings - Post-petition		(331,430)	0

TOTAL OWNERS’ EQUITY		$(72,230,574)	$(72,194,920)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$3,420,542	$3,191,393

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.	Page 1 of 1

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-D
PROFIT AND LOSS STATEMENT
For Period:	1/1/17	to	1/31/17

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$10,600	$10,600
Less: Discounts, Returns and Allowances	(0)	(0)

Net Operating Revenue	$10,600	$10,600

Cost of Goods Sold	0	0

Gross Profit	$10,600	$10,600

Operating Expenses
Officer Compensation	$72,167	$90,678
Selling, General and Administrative	404,461	431,879
Rents and Leases	13,013	17,630
Depreciation, Depletion and Amortization	0	0
Other (list):	0	0
	0	0

Total Operating Expenses	$489,641	$540,187

Operating Income (Loss)	$(479,041)	$(529,587)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	0	0
Interest Expense	(844)	(844)
Other Non-Operating Income	199,002	199,002

Net Non-Operating Income or (Expenses)	$198,157	$198,157

Reorganization Expenses
Legal and Professional Fees	$0	$0
Other Reorganization Expense	0	0

Total Reorganization Expenses	$0	$0

Net Income (Loss) Before Income Taxes	$(280,884)	$(331,430)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(280,884)	$(331,430)

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-E
SUPPORTING SCHEDULES
For Period:	1/1/17	to	1/31/17

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$3,373	$0	$3,373			$0
State	4,980	1,788	0			6,768

FICA Tax Withheld	0	0	0			0

Employer’s FICA Tax	0	0	0			0

Unemployment Tax
Federal	84	959	0			1,043
State	544	13,451	0			13,996

Sales, Use &
Excise Taxes	0	0	0			0

Property Taxes	0	0	0			0

Accrued Income Tax:
Federal	0	0	0			0
State	0	0	0			0
Other:	0	0	0			0

TOTALS	$8,981	$16,198	$3,373			$21,806

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE
				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through
Workers’ Compensation	Various	$12,500,000	3/23/17	2/28/17

General Liability	Various	$50,000,000	7/30/17	2/28/17

Property (Fire, Theft)	Various	$46,413,035	12/10/17	2/28/17

Vehicle	Security National	$1,000,000	12/10/17	2/28/17

Pollution	Berkley-Nautilus	$10,000,000	5/11/17	2/28/17

D&O	Various	$20,000,000	3/23/20	3/23/20

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-E
SUPPORTING SCHEDULES
For Period:	1/1/17	to	1/31/17

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$0	$4,278
30 to 60 days	0	1,094
61 to 90 days	0	0
91 to 120 days	0	0
Over 120 days	0	0

Total Post Petition	0

Pre Petition Amounts	9,648

Total Accounts Receivable	$9,648
Less: Bad Debt Reserve	0
Net Accounts Receivable (to Form 2-C)	$9,648

	Total Post Petition
	Accounts Payable	$5,372

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$110,000	$200,000	$35,000		$16,917
Senior Secured Lender
Counsel	0	0	71,122		0
Counsel for Unsecured
Creditors’ Committee	0	0	0		0
Trustee’s Counsel	0	0	0		0
Accountant	0	0	0		0
Other:	0	0	2,925		0
Total	$110,000	$200,000	$109,047		$16,917

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Gabriel Claypool	President, CEO & COO	Monthly Salary	$29,167
Martin Beskow	CFO	Monthly Salary	23,000
Anna Phillips	Director	Director Fee	10,000
Tom Pratt	Director	Director Fee	10,000
Anna Phillips	Director	Expense Reimbursement	3,303

** List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.	Page 2 of 2

DAKP AP Aging (Post-Petition)
Vendor	Under 30 Days	30 to 60 Days	61 to 90 Days	91 to 120 Days	Over 120 Days	Total
AFPI	2,100.00					2,100.00
Corporation Services Company	71.20					71.20
FedEx	45.50					45.50
Interwest	325.00					325.00
Northwestern Mutual	1,423.99					1,423.99
West Unified Communications	312.40					312.40
AIS		1,093.91				1,093.91

Total	4,278.09	1,093.91	0.00	0.00	0.00	5,372.00

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-F QUARTERLY FEE SUMMARY *
For the Month Ended:	1/31/17

		Cash		Quarterly		Date
Month	Year	Disbursements **		Fee Due	Check No.	Paid

January	2017	$416,913	(1)
February	2017	0
March	2017	0

TOTAL 1st Quarter		$416,913	$

April	2017	$0
May	2017	0
June	2017	0

TOTAL 2nd Quarter		$0	$

July	2017	$0
August	2017	0
September	2017	0

TOTAL 3rd Quarter		$0	$

October	2017	$0
November	2017	0
December	2017	0

TOTAL 4th Quarter		$0	$

(1) Excludes “Account Funding Transfers” from line 3, Form 2-B since these are included in Disbursements of subsidiary.

FEE SCHEDULE
Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

*	This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**	Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Dakota Plains Holdings, Inc.	CASE NO:	16-43711

Form 2-G NARRATIVE
For Period Ending	1/31/17

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

There are no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no unusual or non-recurring accounting transactions that are reported in the financial statements. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date.

DEBTOR:	Dakota Petroleum Transport Solutions, LLC	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	16-43718

Form 2-A
COVER SHEET

For Period Ending 1/31/17

Accounting Method:     ☒ Accrual Basis     ☐ Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. Submit the original Monthly Operating Report bearing an original signature, to the U. S. Trustee. A copy of the Report must be filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts

☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	2/21/17	Print Name:	Martin J Beskow

Signature:

		Title:	Chief Financial Officer

DEBTOR:	Dakota Petroleum Transport Solutions, LLC	CASE NO:	16-43718

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period:	1/1/17	to	1/31/17

CASH FLOW SUMMARY		Current
		Month		Accumulated

1.	Beginning Cash Balance	$0	(1)	$0	(1)

2.	Cash Receipts
	Operations	374,964		374,964
	Sale of Assets	0		0
	DIP Financing / Advances	0		0
	Account Funding Transfers	174,643		266,721
	Other	3,493		3,493

	Total Cash Receipts	$553,101		$645,179

3.	Cash Disbursements
	Operations	174,643		266,721
	DIP Financing Payments	0		0
	Professional Fees / U.S. Trustee Fees	0		0
	Account Funding Transfers	378,457		378,457
	Other	0		0

	Total Cash Disbursements	$553,101		$645,179

4.	Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	0		0

5	Ending Cash Balance (to Form 2-C)	$0	(2)	$0	(2)

CASH BALANCE SUMMARY				Book
		Financial Institution		Balance

	Petty Cash	N/A		$0
	DIP Operating Account	N/A		0
	DIP State Tax Account	N/A		0
	DIP Payroll Account	N/A		0
	Other Operating Account	Bank of America - Disbursement - ZBA #8071		0
	Other Interest-bearing Account	N/A		0

	TOTAL (must agree with Ending Cash Balance above)			$0	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month’s ending balance.	Page 1 of 3
(2) All cash balances should be the same.

DEBTOR:	Dakota Petroleum Transport Solutions, LLC	CASE NO:	16-43718

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period:	1/1/17	to	1/31/17

CASH RECEIPTS DETAIL		Account: #8071
(attach additional sheets as necessary)

Date	Payer	Description	Amount

1/19/17	US Oil	Ancillary Fees	$59
1/20/17	Global Companies	Railcar Storage Fees	22,000
1/20/17	US Oil	Crude Oil Transloading Fees	160,813
1/20/17	Murex	Ancillary Fees	2,292
1/20/17	Murex	Crude Oil Transloading Fees	189,801

	Total Operations Cash Receipts		$374,964

1/31/17	None		$0
	Total Sale of Assets		$0

1/31/17	None		$0
	Total DIP Financing / Advances		$0

Various	Bank of America	Account Funding Transfer from #8118	$174,643
	Total Account Funding Receipts		$174,643

1/24/17	John Crane, Inc.	Supply Invoice Reimbursement	$3,493
	Total Other Receipts		$3,493

		Total Cash Receipts	$553,101	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Page 2 of 3

DEBTOR:	Dakota Petroleum Transport Solutions, LLC	CASE NO:	16-43718

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period:	1/1/17	to	1/31/17

CASH DISBURSEMENTS DETAIL			Account: #8071
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

1/4/17	1754	Blue Cross Blue Shield of ND	Employee Benefits	$6,024
1/5/17	ACH	Prairie Meadows	Employee Rent	1,275
1/10/17	Wire	First Insurance Funding	Insurance	19,399
1/11/17	Wire	First Insurance Funding	Insurance	8,008
1/12/17	Wire	Butler Machinery Company	Supplies	480
1/12/17	Wire	Northern Plains Rail Services	Signal Inspection	3,550
1/12/17	Wire	Dearman Systems, Inc.	Software License	5,150
1/17/17	ACH	Reservation Telephone	Telephone	550
1/17/17	ACH	Ally Auto	Auto Loan	684
1/17/17	ACH	United Quality Cooperative	Utilities	2,477
1/17/17	1758	Big John Portable Toilets	Equipment Rental	1,302
1/17/17	1760	Culligan Water Conditioning	Office Expense	201
1/18/17	1759	Hughes Network Systems	Internet/Media	115
1/19/17	1755	Border States Electric Supply	Supplies (Deposit)	5,000
1/19/17	1756	Border States Electric Supply	Supplies	1,485
1/19/17	1757	Border States Electric Supply	Supplies	3,803
1/20/17	Wire	Butler Machinery Company	Supplies	937
1/20/17	Wire	AmSpec LLC	Crude Oil Analysis	1,837
1/20/17	Wire	Salco Products, Inc.	Supplies	5,780
1/23/17	1762	Verizon Wireless	Telephone	263
1/24/17	1763	Acme Tools	Supplies	47
1/25/17	1764	ND Dept. of Transportation	Auto Expense	142
1/26/17	1761	United Quality Cooperative	Utilities (Deposit)	1,750
1/27/17	ACH	Mountrail Williams Electric	Utilities	7,350
1/30/17	Wire	First Insurance Funding	Insurance	88,753
1/31/17	1765	Blue Cross Blue Shield of ND	Employee Benefits	7,061
1/31/17	1766	James Tate	Employee Expense Reimbursement	1,218

		Total Operations Cash Disbursements		$174,643

12/31/16		None		$0
		Total DIP Financing Payments		$0

12/31/16		None		$0
		Total Professional Fees / U.S. Trustee Fees		$0

Various	Transfer	Bank of America	Account Funding Transfer to #8118	$378,457
		Total Account Funding Transfers		$378,457

12/31/16		None		$0
		Total Other Cash Disbursements		$0

			Total Cash Disbursements	$553,101	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3

DEBTOR:	Dakota Petroleum Transport Solutions, LLC	CASE NO:	16-43718

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended:	1/1/17

		Current	Petition
		Month	Date (1)
ASSETS
Current Assets:
Cash (from Form 2-B, line 5)		$0	$0
Accounts Receivable (from Form 2-E)		5,830,256	5,395,679
Receivable from Officers, Employees, Affiliates		0	0
Inventory		0	0
Other Current Assets :(List)	Prepaid Insurance	234,078	174,811
	Prepaid Expense	21,014	10,491

Total Current Assets		$6,085,348	$5,580,981

Fixed Assets:
Land		$0	$0
Building		4,925,129	4,077,616
Equipment, Furniture and Fixtures		7,284,343	6,030,858

Total Fixed Assets		12,209,472	10,108,474
Less: Accumulated Depreciation		(2,322,185)	(2,322,185)

Net Fixed Assets		$9,887,287	$7,786,289

Other Assets (List):	Other Long-Term Assets	729,623	729,623
		0	0

TOTAL ASSETS		$16,702,258	$14,096,893

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$13,786	$0
Post-petition Accrued Profesional Fees (from Form 2-E)		0	0
Post-petition Taxes Payable (from Form 2-E)		0	0
Post-petition Notes Payable		0	0
Other Post-petition Payable(List):	Accrued Salaries	32,509	0
Accrued Expenses		19,116	0

Total Post Petition Liabilities		$65,411	$0

Pre Petition Liabilities:
Secured Debt		0	0
Priority Debt - Property Tax		579,476	437,754
Secured Debt - Notes Payable Vehicles		167,673	173,174
Unsecured Debt		71,097	32,802

Total Pre Petition Liabilities		$818,246	$643,730

TOTAL LIABILITIES		$883,657	$643,730

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		$0	$0
Retained Earnings - Prepetition		13,446,818	13,453,163
Retained Earnings - Post-petition		2,371,783	0

TOTAL OWNERS’ EQUITY		$15,818,601	$13,453,163

TOTAL LIABILITIES AND OWNERS’ EQUITY		$16,702,258	$14,096,893

(1) Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.	Page 1 of 1

DEBTOR:	Dakota Petroleum Transport Solutions, LLC	CASE NO:	16-43718

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$426,346	$798,960
Less: Discounts, Returns and Allowances	(0)	(0)

Net Operating Revenue	$426,346	$798,960

Cost of Goods Sold	216,812	305,399

Gross Profit	$209,534	$493,560

Operating Expenses
Officer Compensation	$0	$0
Selling, General and Administrative	141,405	222,389
Rents and Leases	0	0
Depreciation, Depletion and Amortization	0	0
Other (list):	0	0
	0	0

Total Operating Expenses	$141,405	$222,389

Operating Income (Loss)	$68,129	$271,171

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	0	0
Interest Expense	(88)	(386)
Other Non-Operating Income	2,100,998	2,100,998

Net Non-Operating Income or (Expenses)	$2,100,910	$2,100,612

Reorganization Expenses
Legal and Professional Fees	$0	$0
Other Reorganization Expense	0	0

Total Reorganization Expenses	$0	$0

Net Income (Loss) Before Income Taxes	$2,169,040	$2,371,783

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$2,169,040	$2,371,783

(1) Accumulated Totals include all revenue and expenses since the petition date.		Page 1 of 1

DEBTOR:	Dakota Petroleum Transport Solutions, LLC	CASE NO:	16-43718

Form 2-E
SUPPORTING SCHEDULES
For Period:	1/1/17	to	1/31/17

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0			$0
State	0	0	0			0

FICA Tax Withheld	0	0	0			0

Employer’s FICA Tax	0	0	0			0

Unemployment Tax
Federal	0	0	0			0
State	0	0	0			0

Sales, Use &
Excise Taxes	0	0	0			0

Property Taxes	0	0	0			0

Accrued Income Tax:
Federal	0	0	0			0
State	0	0	0			0
Other:	0	0	0			0

TOTALS	$0	$0	$0			$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

						Premium
	Carrier			Amount of	Expiration	Paid
				Coverage	Date	Through
Workers’ Compensation		Various		$12,500,000	3/23/17	2/28/17

General Liability		Various		$50,000,000	7/30/17	2/28/17

Property (Fire, Theft)		Various		$46,413,035	12/10/17	2/28/17

Vehicle		Security National		$1,000,000	12/10/17	2/28/17

Pollution		Berkley-Nautilus		$10,000,000	5/11/17	2/28/17

D&O		Various		$20,000,000	3/23/20	3/23/20

DEBTOR:	Dakota Petroleum Transport Solutions, LLC	CASE NO:	16-43718

Form 2-E
SUPPORTING SCHEDULES
For Period:	1/1/17	to	1/31/17

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

				Accounts		Post Petition
Due				Receivable		Accounts Payable

Under 30 days				$428,414		$13,786
30 to 60 days				6,163		0
61 to 90 days				0		0
91 to 120 days				0		0
Over 120 days				0		0

Total Post Petition				434,577

Pre Petition Amounts				5,482,232

Total Accounts Receivable				$5,916,809
Less: Bad Debt Reserve				(86,553)
Net Accounts Receivable (to Form 2-C)				$5,830,256

				Total Post Petition
				Accounts Payable		$13,786

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of		Month-end
	Balance	Accrual	Month	Court Approval		Balance Due *

Debtor’s Counsel	$0	$0	$0			$0
Senior Secured Lender
Counsel	0	0	0			0
Counsel for Unsecured
Creditors’ Committee	0	0	0			0
Trustee’s Counsel	0	0	0			0
Accountant	0	0	0			0
Other:	0	0	0			0
Total	$0	$0	$0			$0
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position		Nature of Payment		Amount
					$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.						Page 2 of 2

DPTS, LLC AR Aging (Post-Petition)
	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Total
4 Customers	428,414					428,414
1 Customer		6,163				6,163

Total	428,414	6,163	0	0	0	434,577

DPTS, LLC AR Aging (Pre-Petition)
	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Total
2 Customers					5,482,232	5,482,232
Bad Debt Reserve					(86,553)	(86,553)

Total	0	0	0	0	5,395,679	5,395,679

DPTS AP Aging (Post-Petition)
Vendor	Under 30 Days	30 to 60 Days	61 to 90 Days	91 to 120 Days	Over 120 Days	Total
AmSpec	3,142					3,142
Big John	1,302					1,302
Border States	238					238
Culligan	131					131
Hughes	115					115
Rensch	344					344
Salco	3,419					3,419
United Quality	5,095					5,095

Total	13,786	0	0	0	0	13,786

DEBTOR:	Dakota Petroleum Transport Solutions, LLC				CASE NO:		16-43718

Form 2-F
QUARTERLY FEE SUMMARY *
			For the Month Ended:		1/31/17

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016		$174,643	(1)
February	2016		0
March	2016		0

TOTAL 1st Quarter			$174,643	$

April	2016		$0
May	2016		0
June	2016		0

TOTAL 2nd Quarter			$0	$

July	2016		$0
August	2016		0
September	2016		0

TOTAL 3rd Quarter			$0	$

October	2016		$0
November	2016		0
December	2016		0

TOTAL 4th Quarter			$0	$

(1) Excludes “Account Funding Transfers” from line 3, Form 2-B since these are included in Disbursements of entities.

FEE SCHEDULE
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee

$0 to $14,999		$325			$1,000,000 to $1,999,999		$6,500
$15,000 to $74,999		$650			$2,000,000 to $2,999,999		$9,750
$75,000 to $149,999		$975			$3,000,000 to $4,999,999		$10,400
$150,000 to $224,999		$1,625			$5,000,000 to $14,999,999		$13,000
$225,000 to $299,999		$1,950			$15,000,000 to $29,999,999		$20,000
$300,000 to $999,999		$4,875			$30,000,000 or more		$30,000

*					This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**					Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Dakota Petroleum Transport Solutions, LLC		CASE NO:	16-43718

Form 2-G
NARRATIVE
	For Period Ending	1/31/17

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors,  or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

Dakota Petroleum Transport Solutions, LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the “Parent Company”).  The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company.  There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

DEBTOR:	DPTS Sand, LLC	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	16-43721

Form 2-A
COVER SHEET

For Period Ending 1/31/17

Accounting Method:     ☒ Accrual Basis     ☐ Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. Submit the original Monthly Operating Report bearing an original signature, to the U. S. Trustee. A copy of the Report must be filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts

☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	2/21/17	Print Name:	Martin J Beskow

Signature:

		Title:	Chief Financial Officer

DEBTOR:	DPTS Sand, LLC	CASE NO:	16-43721

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:   1/1/17  to  1/31/17

CASH FLOW SUMMARY		Current
		Month		Accumulated

1.	Beginning Cash Balance	$1,629	(1)	$1,629	(1)

2.	Cash Receipts
	Operations	300,220		300,220
	Sale of Assets	0		0
	DIP Financing / Advances	0		0
	Other	0		0
	Total Cash Receipts	$300,220		$300,220

3.	Cash Disbursements
	Operations	0		0
	DIP Financing Payments	0		0
	Professional Fees / U.S. Trustee Fees	0		0
	Account Funding Transfers	200,000		200,000
	Other	0		0
	Total Cash Disbursements	$200,000		$200,000

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	100,220		100,220

5	Ending Cash Balance (to Form 2-C)	$101,849	(2)	$101,849	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance

Petty Cash	N/A	$0
DIP Operating Account	N/A	0
DIP State Tax Account	N/A	0
DIP Payroll Account	N/A	0
Other Operating Account	Bank of America - Operating #8132	101,849
Other Interest-bearing Account	N/A	0

TOTAL (must agree with Ending Cash Balance above)		$101,849	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month’s ending balance.	Page 1 of 3
(2) All cash balances should be the same.

DEBTOR:	DPTS Sand, LLC	CASE NO:	16-43721

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 1/1/17 to 1/31/17

CASH RECEIPTS DETAIL		Account: #8132
(attach additional sheets as necessary)

Date	Payer	Description	Amount

1/12/17	UNIMIN Corporation	Sand Transloading Revenue	$200,357
1/19/17	UNIMIN Corporation	Sand Transloading Revenue	61,655
1/26/17	UNIMIN Corporation	Sand Transloading Revenue	38,208

	Total Operations Cash Receipts		$300,220

1/31/17	None		$0
	Total Sale of Assets		$0

1/31/17	None		$0
	Total DIP Financing / Advances		$0

1/31/17	None		$0
	Total Other Receipts		$0

		Total Cash Receipts	$300,220	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Page 2 of 3

DEBTOR: DPTS Sand, LLC	CASE NO: 16-43721

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:   1/1/17   to   1/31/17

CASH DISBURSEMENTS DETAIL			Account: #8132
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

1/31/17		None		0
		Total Operations Cash Disbursements		$0

1/31/17		None		$0
		Total DIP Financing Payments		$0

1/31/17		None		$0
		Total Professional Fees / U.S. Trustee Fees		$0

1/13/17	Transfer	Bank of America	Account Funding Transfer to #6449	200,000
		Total Account Funding Transfers		$200,000

1/31/17		None		0
		Total Other Cash Disbursements		$0

			Total Cash Disbursements	$200,000	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3

DEBTOR:	DPTS Sand, LLC	CASE NO:	16-43721

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended: 1/31/17
		Current	Petition
ASSETS		Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$101,849	$1,629
Accounts Receivable (from Form 2-E)		266,037	262,013
Receivable from Officers, Employees, Affiliates		0	0
Inventory		0	0
Other Current Assets :(List)		0	0
		0	0

Total Current Assets		$367,887	$263,642

Fixed Assets:
Land		$0	$0
Building		0	0
Equipment, Furniture and Fixtures		0	0

Total Fixed Assets		0	0
Less: Accumulated Depreciation		(0)	(0)

Net Fixed Assets		$0	$0

Other Assets (List):		0	0
		0	0

TOTAL ASSETS		$367,887	$263,642

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$0	$0
Post-petition Accrued Profesional Fees (from Form 2-E)		0	0
Post-petition Taxes Payable (from Form 2-E)		0	0
Post-petition Notes Payable		0	0
Other Post-petition Payable(List):		0	0
		0	0

Total Post Petition Liabilities		$0	$0

Pre Petition Liabilities:
Secured Debt		0	0
Priority Debt - Property Tax		0	0
Secured Debt - Notes Payable Vehicles		0	0
Unsecured Debt		0	0

Total Pre Petition Liabilities		$0	$0

TOTAL LIABILITIES		$0	$0

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		$0	$0
Retained Earnings - Prepetition		263,642	263,642
Retained Earnings - Post-petition		104,245	0

TOTAL OWNERS’ EQUITY		$367,887	$263,642

TOTAL LIABILITIES AND OWNERS’ EQUITY		$367,887	$263,642

(1) Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values	Page 1 of 1
listed on the Debtor’s schedules.

DEBTOR:	DPTS Sand, LLC		CASE NO:	16-43721

Form 2-D
PROFIT AND LOSS STATEMENT
For Period: 1/1/17 to 1/31/17

		Current		Accumulated
		Month		Total (1)

Gross Operating Revenue		$210,400		$304,245
Less: Discounts, Returns and Allowances		(0)		(0)

Net Operating Revenue		$210,400		$304,245

Cost of Goods Sold		200,000		0

Gross Profit		$10,400		$304,245

Operating Expenses
Officer Compensation		$0		$0
Selling, General and Administrative		0		0
Rents and Leases		0		0
Depreciation, Depletion and Amortization		0		0
Other (list):		0		0
		0		0

Total Operating Expenses		$0		$0

Operating Income (Loss)		$10,400		$304,245

Non-Operating Income and Expenses
Other Non-Operating Expenses		$0		$0
Gains (Losses) on Sale of Assets		0		0
Interest Income		0		0
Interest Expense		0		0
Other Non-Operating Income		0		0

Net Non-Operating Income or (Expenses)		$0		$0

Reorganization Expenses
Legal and Professional Fees		$0		$0
Other Reorganization Expense		0		0

Total Reorganization Expenses		$0		$0

Net Income (Loss) Before Income Taxes		$10,400		$304,245

Federal and State Income Tax Expense (Benefit)		0		0

NET INCOME (LOSS)		$10,400		$304,245

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	DPTS Sand, LLC				CASE NO:	16-43721

Form 2-E
SUPPORTING SCHEDULES
For Period: 1/1/17 to 1/31/17

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0			$0
State	0	0	0			0

FICA Tax Withheld	0	0	0			0

Employer’s FICA Tax	0	0	0			0

Unemployment Tax
Federal	0	0	0			0
State	0	0	0			0

Sales, Use &
Excise Taxes	0	0	0			0

Property Taxes	0	0	0			0

Accrued Income Tax:
Federal	0	0	0			0
State	0	0	0			0
Other:	0	0	0			0

TOTALS	$0	$0	$0			$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE
				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through
Workers’ Compensation	Various	$12,500,000	3/23/17	2/28/17

General Liability	Various	$50,000,000	7/30/17	2/28/17

Property (Fire, Theft)	Various	$46,413,035	12/10/17	2/28/17

Vehicle	Security National	$1,000,000	12/10/17	2/28/17

Pollution	Berkley-Nautilus	$10,000,000	5/11/17	2/28/17

D&O	Various	$20,000,000	3/23/20	3/23/20

DEBTOR: DPTS Sand, LLC	CASE NO: 16-43721

Form 2-E

SUPPORTING SCHEDULES

For Period:   1/1/17   to   1/31/17

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$222,506	$0
30 to 60 days	43,531	0
61 to 90 days	0	0
91 to 120 days	0	0
Over 120 days	0	0

Total Post Petition	266,037

Pre Petition Amounts	0

Total Accounts Receivable	$266,037
Less: Bad Debt Reserve	0
Net Accounts Receivable (to Form 2-C)	$266,037

	Total Post Petition
	Accounts Payable	$0

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$0	$0	$0		$0
Senior Secured Lender
Counsel	0	0	0		0
Counsel for Unsecured
Creditors’ Committee	0	0	0		0
Trustee’s Counsel	0	0	0		0
Accountant	0	0	0		0
Other:	0	0	0		0
Total	$0	$0	$0		$0

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.	Page 2 of 2

DPTS Sand, LLC AR Aging (Post-Petition)
Vendor - UNIMIN Invoice #	Under 30 Days	30 to 60 Days	61 to 90 Days	91 to 120 Days	Over 120 Days	Total
1138	21,370					21,370
1137	51,901					51,901
1136	51,829					51,829
1135	55,625					55,625
1134	41,781					41,781
1133		43,531				43,531

Total	222,506	43,531	0	0	0	266,037

DEBTOR:	DPTS Sand, LLC				CASE NO:		16-43721

Form 2-F
QUARTERLY FEE SUMMARY *
			For the Month Ended:		1/31/17

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016		$0	(1)
February	2016		0
March	2016		0

TOTAL 1st Quarter			$0	$

April	2016		$0
May	2016		0
June	2016		0

TOTAL 2nd Quarter			$0	$

July	2016		$0
August	2016		0
September	2016		0

TOTAL 3rd Quarter			$0	$

October	2016		$0
November	2016		0
December	2016		0

TOTAL 4th Quarter			$0	$

(1) Excludes “Account Funding Transfers” from line 3, Form 2-B since these are included in Disbursements of entities.

FEE SCHEDULE
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee

$0 to $14,999		$325			$1,000,000 to $1,999,999		$6,500
$15,000 to $74,999		$650			$2,000,000 to $2,999,999		$9,750
$75,000 to $149,999		$975			$3,000,000 to $4,999,999		$10,400
$150,000 to $224,999		$1,625			$5,000,000 to $14,999,999		$13,000
$225,000 to $299,999		$1,950			$15,000,000 to $29,999,999		$20,000
$300,000 to $999,999		$4,875			$30,000,000 or more		$30,000

*					This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**					Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	DPTS Sand, LLC	CASE NO:	16-43721

Form 2-G
NARRATIVE
For Period Ending 1/31/17

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors,or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

DPTS Sand, LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the “Parent Company”).The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

DEBTOR:	DPTS Marketing LLC	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	16-43717

Form 2-A
COVER SHEET

For Period Ending 1/31/17

Accounting Method:     ☒  Accrual Basis     ☐ Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. Submit the original Monthly Operating Report bearing an original signature, to the U. S. Trustee. A copy of the Report must be filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts

☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	2/21/17	Print Name:	Martin J Beskow

Signature:

		Title:	Chief Financial Officer

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    1/1/17   to   1/31/17

CASH FLOW SUMMARY		Current
		Month		Accumulated

1.	Beginning Cash Balance	$0	(1)	$0	(1)

2.	Cash Receipts
	Operations	0		0
	Sale of Assets	0		0
	DIP Financing / Advances	0		0
	Other	0		0

	Total Cash Receipts	$0		$0

3.	Cash Disbursements
	Operations	0		0
	DIP Financing Payments	0		0
	Professional Fees / U.S. Trustee Fees	0		0
	Other	0		0

	Total Cash Disbursements	$0		$0

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	0		0

5	Ending Cash Balance (to Form 2-C)	$0	(2)	$0	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance
Petty Cash	N/A	$0
DIP Operating Account	N/A	0
DIP State Tax Account	N/A	0
DIP Payroll Account	N/A	0
Other Operating Account	Bank of America - Disbursement - ZBA #8137	0
Other Interest-bearing Account	N/A	0

TOTAL (must agree with Ending Cash Balance above)		$0	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.	Page 1 of 3
(2)	All cash balances should be the same.

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:   1/1/17   to   1/31/17

CASH RECEIPTS DETAIL	Account: #8137
(attach additional sheets as necessary)

Date	Payer	Description	Amount

1/31/17	None		$0
	Total Operations Cash Receipts		$0

1/31/17	None		$0
	Total Sale of Assets		$0

1/31/17	None		$0
	Total DIP Financing / Advances		$0

1/31/17	None		$0
	Total Other Receipts		$0

		Total Cash Receipts	$0	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Page 2 of 3

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:   1/1/17   to   1/31/17

CASH DISBURSEMENTS DETAIL			Account: #8137
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

1/31/17		None		0
		Total Operations Cash Disbursements		$0

1/31/17		None		$0
		Total DIP Financing Payments		$0

1/31/17		None		$0
		Total Professional Fees / U.S. Trustee Fees		$0

1/31/17		None		0
		Total Other Cash Disbursements		$0

			Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    1/31/17

	Current	Petition
ASSETS	Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)	$0	$0
Accounts Receivable (from Form 2-E)	63,614	63,614
Receivable from Officers, Employees, Affiliates	0	0
Inventory	0	0
Other Current Assets :(List)	0	0
	0	0

Total Current Assets	$63,614	$63,614

Fixed Assets:
Land	$0	$0
Building	0	0
Equipment, Furniture and Fixtures	0	0

Total Fixed Assets	0	0
Less: Accumulated Depreciation	(0)	(0)

Net Fixed Assets	$0	$0

Other Assets (List):	0	0
	0	0

TOTAL ASSETS	$63,614	$63,614

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$0	$0
Post-petition Accrued Profesional Fees (from Form 2-E)	0	0
Post-petition Taxes Payable (from Form 2-E)	0	0
Post-petition Notes Payable	0	0
Other Post-petition Payable(List):	0	0
	0	0

Total Post Petition Liabilities	$0	$0

Pre Petition Liabilities:
Secured Debt - Western Petroleum Company	1,827,164	1,827,164
Unsecured Debt	831,211	831,211

Total Pre Petition Liabilities	$2,658,375	$2,658,375

TOTAL LIABILITIES	$2,658,375	$2,658,375

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity	$0	$0
Retained Earnings - Prepetition	(2,594,761)	(2,594,761)
Retained Earnings - Post-petition	0	0

TOTAL OWNERS’ EQUITY	$(2,594,761)	$(2,594,761)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$63,614	$63,614

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.	Page 1 of 1

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:     1/1/17   to   1/31/17

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0	$0
Less: Discounts, Returns and Allowances	(0)	(0)

Net Operating Revenue	$0	$0

Cost of Goods Sold	0	0

Gross Profit	$0	$0

Operating Expenses
Officer Compensation	$0	$0
Selling, General and Administrative	0	0
Rents and Leases	0	0
Depreciation, Depletion and Amortization	0	0
Other (list):	0	0
	0	0

Total Operating Expenses	$0	$0

Operating Income (Loss)	$0	$0

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	0	0
Interest Expense	0	0
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$0	$0

Reorganization Expenses
Legal and Professional Fees	$0	$0
Other Reorganization Expense	0	0

Total Reorganization Expenses	$0	$0

Net Income (Loss) Before Income Taxes	$0	$0

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$0	$0

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-E

SUPPORTING SCHEDULES

For Period:     1/1/17   to   1/31/17

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0			$0
State	0	0	0			0

FICA Tax Withheld	0	0	0			0

Employer’s FICA Tax	0	0	0			0

Unemployment Tax
Federal	0	0	0			0
State	0	0	0			0

Sales, Use &
Excise Taxes	0	0	0			0

Property Taxes	0	0	0			0

Accrued Income Tax:
Federal	0	0	0			0
State	0	0	0			0
Other:	0	0	0			0

TOTALS	$0	$0	$0			$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

	INSURANCE SCHEDULE
				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through
Workers’ Compensation	Various	$12,500,000	3/23/17	2/28/17

General Liability	Various	$50,000,000	7/30/17	2/28/17

Property (Fire, Theft)	Various	$46,413,035	12/10/17	2/28/17

Vehicle	Security National	$1,000,000	12/10/17	2/28/17

Pollution	Berkley-Nautilus	$10,000,000	5/11/17	2/28/17

D&O	Various	$20,000,000	3/23/20	3/23/20

DEBTOR:	DPTS Marketing LLC	CASE NO:	16-43717

Form 2-E

SUPPORTING SCHEDULES

For Period:	1/1/17	to	1/31/17

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$0	$0
30 to 60 days	0	0
61 to 90 days	0	0
91 to 120 days	0	0
Over 120 days	0	0

Total Post Petition	0

Pre Petition Amounts	63,614

Total Accounts Receivable	$63,614
Less: Bad Debt Reserve	0
Net Accounts Receivable (to Form 2-C)	$63,614
	Total Post Petition Accounts Payable	$0

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *
Debtor’s Counsel	$0	$0	$0		$0
Senior Secured Lender Counsel	0	0	0		0
Counsel for Unsecured Creditors’ Committee	0	0	0		0
Trustee’s Counsel	0	0	0		0
Accountant	0	0	0		0
Other:	0	0	0		0
Total	$0	$0	$0		$0

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.	Page 2 of 2

DPTS Marketing LLC AR Aging (Pre-Petition)
Customer	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Total
4 Customers					63,614	63,614

Total	0	0	0	0	63,614	63,614

DEBTOR:	DPTS Marketing LLC				CASE NO:		16-43717

			Form 2-F
			QUARTERLY FEE SUMMARY *
			For the Month Ended:		1/31/17

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016		$0
February	2016		0
March	2016		0

TOTAL 1st Quarter			$0	$

April	2016		$0
May	2016		0
June	2016		0

TOTAL 2nd Quarter			$0	$

July	2016		$0
August	2016		0
September	2016		0

TOTAL 3rd Quarter			$0	$

October	2016		$0
November	2016		0
December	2016		0

TOTAL 4th Quarter			$0	$

FEE SCHEDULE
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee

$0 to $14,999		$325			$1,000,000 to $1,999,999		$6,500
$15,000 to $74,999		$650			$2,000,000 to $2,999,999		$9,750
$75,000 to $149,999		$975			$3,000,000 to $4,999,999		$10,400
$150,000 to $224,999		$1,625			$5,000,000 to $14,999,999		$13,000
$225,000 to $299,999		$1,950			$15,000,000 to $29,999,999		$20,000
$300,000 to $999,999		$4,875			$30,000,000 or more		$30,000

*					This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**					Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	DPTS Marketing LLC		CASE NO:	16-43717

Form 2-G
NARRATIVE
	For Period Ending	1/31/17

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

DPTS Marketing LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the “Parent Company”). The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

DEBTOR:	Dakota Plains Transloading, LLC	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	16-43712

Form 2-A
COVER SHEET

For Period Ending 1/31/17

Accounting Method:     ☒ Accrual Basis     ☐ Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. Submit the original Monthly Operating Report bearing an original signature, to the U. S. Trustee. A copy of the Report must be filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

N/A	☐	7.	Bank Statements for All Bank Accounts

N/A	☐	8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	2/21/17	Print Name:	Martin J Beskow

Signature:

		Title:	Chief Financial Officer

DEBTOR:	Dakota Plains Transloading, LLC	CASE NO:	16-43712

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	1/1/17	to	1/31/17

CASH FLOW SUMMARY		Current
		Month		Accumulated

1.	Beginning Cash Balance	$0	(1)	$0	(1)

2.	Cash Receipts
	Operations	0		0
	Sale of Assets	0		0
	DIP Financing / Advances	0		0
	Other	0		0

	Total Cash Receipts	$0		$0

3.	Cash Disbursements
	Operations	0		0
	DIP Financing Payments	0		0
	Professional Fees / U.S. Trustee Fees	0		0
	Other	0		0

	Total Cash Disbursements	$0		$0

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	0		0

5	Ending Cash Balance (to Form 2-C)	$0	(2)	$0	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance

Petty Cash	N/A	$0
DIP Operating Account	N/A	0
DIP State Tax Account	N/A	0
DIP Payroll Account	N/A	0
Other Operating Account	N/A	0
Other Interest-bearing Account	N/A	0

TOTAL (must agree with Ending Cash Balance above)		$0	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.	Page 1 of 3
(2) All cash balances should be the same.

DEBTOR:	Dakota Plains Transloading, LLC	CASE NO:	16-43712

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	1/1/17	to	1/31/17

CASH RECEIPTS DETAIL	Account: N/A
(attach additional sheets as necessary)

Date	Payer	Description	Amount

1/31/17	None		$0
	Total Operations Cash Receipts		$0

1/31/17	None		$0
	Total Sale of Assets		$0

1/31/17	None		$0
	Total DIP Financing / Advances		$0

1/31/17	None		$0
	Total Other Receipts		$0

		Total Cash Receipts	$0	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Page 2 of 3

DEBTOR:	Dakota Plains Transloading, LLC	CASE NO:	16-43712

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	1/1/17	to	1/31/17

CASH DISBURSEMENTS DETAIL			Account: N/A
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

1/31/17		None		0
		Total Operations Cash Disbursements		$0

1/31/17		None		$0
		Total DIP Financing Payments		$0

1/31/17		None		$0
		Total Professional Fees / U.S. Trustee Fees		$0

1/31/17		None		0
		Total Other Cash Disbursements		$0

			Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3

DEBTOR:	Dakota Plains Transloading, LLC	CASE NO:	16-43712

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:	1/31/17

	Current	Petition
ASSETS	Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)	$0	$0
Accounts Receivable (from Form 2-E)	0	0
Receivable from Officers, Employees, Affiliates	0	0
Inventory	0	0
Other Current Assets :(List)	0	0
	0	0

Total Current Assets	$0	$0

Fixed Assets:
Land	$0	$0
Building	0	0
Equipment, Furniture and Fixtures	0	0

Total Fixed Assets	0	0
Less: Accumulated Depreciation	(0)	(0)

Net Fixed Assets	$0	$0

Other Assets (List):	0	0
	0	0

TOTAL ASSETS	$0	$0

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$0	$0
Post-petition Accrued Profesional Fees (from Form 2-E)	0	0
Post-petition Taxes Payable (from Form 2-E)	0	0
Post-petition Notes Payable	0	0
Other Post-petition Payable(List):	0	0
	0	0

Total Post Petition Liabilities	$0	$0

Pre Petition Liabilities:
Secured Debt - Western Petroleum Company	0	0
Unsecured Debt	0	0

Total Pre Petition Liabilities	$0	$0

TOTAL LIABILITIES	$0	$0

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity	$0	$0
Retained Earnings - Prepetition	0	0
Retained Earnings - Post-petition	0	0

TOTAL OWNERS’ EQUITY	$0	$0

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0	$0

(1) Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.	Page 1 of 1

DEBTOR:	Dakota Plains Transloading, LLC	CASE NO:	16-43712

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    1/1/17   to   1/31/17

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0	$0
Less: Discounts, Returns and Allowances	(0)	(0)

Net Operating Revenue	$0	$0

Cost of Goods Sold	0	0

Gross Profit	$0	$0

Operating Expenses
Officer Compensation	$0	$0
Selling, General and Administrative	0	0
Rents and Leases	0	0
Depreciation, Depletion and Amortization	0	0
Other (list):	0	0
	0	0

Total Operating Expenses	$0	$0

Operating Income (Loss)	$0	$0

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	0	0
Interest Expense	0	0
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$0	$0

Reorganization Expenses
Legal and Professional Fees	$0	$0
Other Reorganization Expense	0	0

Total Reorganization Expenses	$0	$0

Net Income (Loss) Before Income Taxes	$0	$0

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$0	$0

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	Dakota Plains Transloading, LLC	CASE NO:	16-43712

Form 2-E

SUPPORTING SCHEDULES

For Period:    1/1/17   to   1/31/17

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0			$0
State	0	0	0			0

FICA Tax Withheld	0	0	0			0

Employer’s FICA Tax	0	0	0			0

Unemployment Tax
Federal	0	0	0			0
State	0	0	0			0

Sales, Use &
Excise Taxes	0	0	0			0

Property Taxes	0	0	0			0

Accrued Income Tax:
Federal	0	0	0			0
State	0	0	0			0
Other:	0	0	0			0

TOTALS	$0	$0	$0			$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through
Workers’ Compensation	Various	$12,500,000	3/23/17	2/28/17

General Liability	Various	$50,000,000	7/30/17	2/28/17

Property (Fire, Theft)	Various	$46,413,035	12/10/17	2/28/17

Vehicle	Security National	$1,000,000	12/10/17	2/28/17

Pollution	Berkley-Nautilus	$10,000,000	5/11/17	2/28/17

D&O	Various	$20,000,000	3/23/20	3/23/20

DEBTOR:	Dakota Plains Transloading, LLC	CASE NO:	16-43712

Form 2-E

SUPPORTING SCHEDULES

For Period:    1/1/17   to   1/31/17

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$0	$0
30 to 60 days	0	0
61 to 90 days	0	0
91 to 120 days	0	0
Over 120 days	0	0

Total Post Petition	0

Pre Petition Amounts	0

Total Accounts Receivable	$0
Less: Bad Debt Reserve	0
Net Accounts Receivable (to Form 2-C)	$0

	Total Post Petition
	Accounts Payable	$0

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$0	$0	$0		$0
Senior Secured Lender Counsel	0	0	0		0
Counsel for Unsecured Creditors’ Committee	0	0	0		0
Trustee’s Counsel	0	0	0		0
Accountant	0	0	0		0
Other:	0	0	0		0
Total	$0	$0	$0		$0
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.	Page 2 of 2

DEBTOR:	Dakota Plains Transloading, LLC	CASE NO:	16-43712

Form 2-F

QUARTERLY FEE SUMMARY *

For the Month Ended:     1/31/17

		Cash		Quarterly		Date
Month	Year	Disbursements **		Fee Due	Check No.	Paid

January	2016	$0
February	2016	0
March	2016	0

TOTAL 1st Quarter		$0	$

April	2016	$0
May	2016	0
June	2016	0

TOTAL 2nd Quarter		$0	$

July	2016	$0
August	2016	0
September	2016	0

TOTAL 3rd Quarter		$0	$

October	2016	$0
November	2016	0
December	2016	0

TOTAL 4th Quarter		$0	$

FEE SCHEDULE
Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

*	This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**	Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Dakota Plains Transloading, LLC	CASE NO:	16-43712

Form 2-G
NARRATIVE
For Period Ending 1/31/17

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

Dakota Plains Transloading, LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the “Parent Company”). The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

DEBTOR:	Dakota Plains Sand, LLC	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	16-43715

Form 2-A
COVER SHEET

For Period Ending 1/31/17

Accounting Method:     ☒  Accrual Basis     ☐ Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. Submit the original Monthly Operating Report bearing an original signature, to the U. S. Trustee. A copy of the Report must be filed with the Clerk of Court. 11 U.S.C. § 704(8)
Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

N/A	☐	7.	Bank Statements for All Bank Accounts

N/A	☐	8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	2/21/17	Print Name:	Martin J Beskow

Signature:

		Title:	Chief Financial Officer

DEBTOR:	Dakota Plains Sand, LLC	CASE NO:	16-43715

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:      1/1/17     to     1/31/17

CASH FLOW SUMMARY		Current
		Month		Accumulated

1.	Beginning Cash Balance	$0	(1)	$0	(1)

2.	Cash Receipts
	Operations	0		0
	Sale of Assets	0		0
	DIP Financing / Advances	0		0
	Other	0		0

	Total Cash Receipts	$0		$0

3.	Cash Disbursements
	Operations	0		0
	DIP Financing Payments	0		0
	Professional Fees / U.S. Trustee Fees	0		0
	Other	0		0

	Total Cash Disbursements	$0		$0

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	0		0

5	Ending Cash Balance (to Form 2-C)	$0	(2)	$0	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance

Petty Cash	N/A	$0
DIP Operating Account	N/A	0
DIP State Tax Account	N/A	0
DIP Payroll Account	N/A	0
Other Operating Account	N/A	0
Other Interest-bearing Account	N/A	0

TOTAL (must agree with Ending Cash Balance above)		$0	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.	Page 1 of 3
(2) All cash balances should be the same.

DEBTOR:	Dakota Plains Sand, LLC	CASE NO:	16-43715

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:      1/1/17     to     1/31/17

CASH RECEIPTS DETAIL		Account: N/A
(attach additional sheets as necessary)

Date	Payer	Description	Amount

1/31/17	None		$0
	Total Operations Cash Receipts		$0

1/31/17	None		$0
	Total Sale of Assets		$0

1/31/17	None		$0
	Total DIP Financing / Advances		$0

1/31/17	None		$0
	Total Other Receipts		$0

		Total Cash Receipts	$0	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1			Page 2 of 3

DEBTOR:	Dakota Plains Sand, LLC	CASE NO:	16-43715

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:      1/1/17     to     1/31/17

CASH DISBURSEMENTS DETAIL			Account: N/A
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

1/31/17		None		0
		Total Operations Cash Disbursements		$0

1/31/17		None		$0
		Total DIP Financing Payments		$0

1/31/17		None		$0
		Total Professional Fees / U.S. Trustee Fees		$0

1/31/17		None		0
		Total Other Cash Disbursements		$0

			Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1				Page 3 of 3

DEBTOR:	Dakota Plains Sand, LLC	CASE NO:	16-43715

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    1/31/17

	Current	Petition
ASSETS	Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)	$0	$0
Accounts Receivable (from Form 2-E)	0	0
Receivable from Officers, Employees, Affiliates	0	0
Inventory	0	0
Other Current Assets :(List)	0	0
	0	0

Total Current Assets	$0	$0

Fixed Assets:
Land	$0	$0
Building	0	0
Equipment, Furniture and Fixtures	0	0

Total Fixed Assets	0	0
Less: Accumulated Depreciation	(0)	(0)

Net Fixed Assets	$0	$0

Other Assets (List):	0	0
	0	0

TOTAL ASSETS	$0	$0

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$0	$0
Post-petition Accrued Profesional Fees (from Form 2-E)	0	0
Post-petition Taxes Payable (from Form 2-E)	0	0
Post-petition Notes Payable	0	0
Other Post-petition Payable(List):	0	0
	0	0

Total Post Petition Liabilities	$0	$0

Pre Petition Liabilities:
Secured Debt - Western Petroleum Company	0	0
Unsecured Debt	0	0

Total Pre Petition Liabilities	$0	$0

TOTAL LIABILITIES	$0	$0

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity	$0	$0
Retained Earnings - Prepetition	0	0
Retained Earnings - Post-petition	0	0

TOTAL OWNERS’ EQUITY	$0	$0

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0	$0

(1) Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.	Page 1 of 1

DEBTOR:	Dakota Plains Sand, LLC	CASE NO:	16-43715

Form 2-D
PROFIT AND LOSS STATEMENT
For Period:	1/1/17	to	1/31/17

			Current	Accumulated
			Month	Total (1)

Gross Operating Revenue			$0	$0
Less: Discounts, Returns and Allowances			(0)	(0)

Net Operating Revenue			$0	$0

Cost of Goods Sold			0	0

Gross Profit			$0	$0

Operating Expenses
Officer Compensation			$0	$0
Selling, General and Administrative			0	0
Rents and Leases			0	0
Depreciation, Depletion and Amortization			0	0
Other (list):			0	0
			0	0

Total Operating Expenses			$0	$0

Operating Income (Loss)			$0	$0

Non-Operating Income and Expenses
Other Non-Operating Expenses			$0	$0
Gains (Losses) on Sale of Assets			0	0
Interest Income			0	0
Interest Expense			0	0
Other Non-Operating Income			0	0

Net Non-Operating Income or (Expenses)			$0	$0

Reorganization Expenses
Legal and Professional Fees			$0	$0
Other Reorganization Expense			0	0

Total Reorganization Expenses			$0	$0

Net Income (Loss) Before Income Taxes			$0	$0

Federal and State Income Tax Expense (Benefit)			0	0

NET INCOME (LOSS)			$0	$0

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	Dakota Plains Sand, LLC	CASE NO:	16-43715

Form 2-E
SUPPORTING SCHEDULES
		For Period:	1/1/17	to	1/31/17

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount		Date	Check	Ending
	Balance (1)	Accrued	Paid		Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0				$0
State	0	0	0				0

FICA Tax Withheld	0	0	0				0

Employer’s FICA Tax	0	0	0				0

Unemployment Tax
Federal	0	0	0				0
State	0	0	0				0

Sales, Use &
Excise Taxes	0	0	0				0

Property Taxes	0	0	0				0

Accrued Income Tax:
Federal	0	0	0				0
State	0	0	0				0
Other:	0	0	0				0

TOTALS	$0	$0	$0				$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE
							Premium
	Carrier				Amount of	Expiration	Paid
					Coverage	Date	Through
Workers’ Compensation		Various			$12,500,000	3/23/17	2/28/17

General Liability		Various			$50,000,000	7/30/17	2/28/17

Property (Fire, Theft)		Various			$46,413,035	12/10/17	2/28/17

Vehicle		Security National			$1,000,000	12/10/17	2/28/17

Pollution		Berkley-Nautilus			$10,000,000	5/11/17	2/28/17

D&O		Various			$20,000,000	3/23/20	3/23/20

DEBTOR:	Dakota Plains Sand, LLC				CASE NO:		16-43715

Form 2-E
SUPPORTING SCHEDULES
		For Period:	1/1/17	to	1/31/17

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

					Accounts		Post Petition
Due					Receivable		Accounts Payable

Under 30 days					$0		$0
30 to 60 days					0		0
61 to 90 days					0		0
91 to 120 days					0		0
Over 120 days					0		0

Total Post Petition					0

Pre Petition Amounts					0

Total Accounts Receivable					$0
Less: Bad Debt Reserve					0
Net Accounts Receivable (to Form 2-C)					$0

					Total Post Petition
					Accounts Payable		$0

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current		Date of		Month-end
	Balance	Accrual	Month		Court Approval		Balance Due *

Debtor’s Counsel	$0	$0	$0				$0
Senior Secured Lender
Counsel	0	0	0				0
Counsel for Unsecured
Creditors’ Committee	0	0	0				0
Trustee’s Counsel	0	0	0				0
Accountant	0	0	0				0
Other:	0	0	0				0
Total	$0	$0	$0				$0

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position		Nature of Payment			Amount
						$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.							Page 2 of 2

DEBTOR:	Dakota Plains Sand, LLC				CASE NO:		16-43715

Form 2-F
QUARTERLY FEE SUMMARY *
			For the Month Ended:		1/31/17

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016		$0
February	2016		0
March	2016		0

TOTAL 1st Quarter			$0	$

April	2016		$0
May	2016		0
June	2016		0

TOTAL 2nd Quarter			$0	$

July	2016		$0
August	2016		0
September	2016		0

TOTAL 3rd Quarter			$0	$

October	2016		$0
November	2016		0
December	2016		0

TOTAL 4th Quarter			$0	$

FEE SCHEDULE
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee

$0 to $14,999		$325			$1,000,000 to $1,999,999		$6,500
$15,000 to $74,999		$650			$2,000,000 to $2,999,999		$9,750
$75,000 to $149,999		$975			$3,000,000 to $4,999,999		$10,400
$150,000 to $224,999		$1,625			$5,000,000 to $14,999,999		$13,000
$225,000 to $299,999		$1,950			$15,000,000 to $29,999,999		$20,000
$300,000 to $999,999		$4,875			$30,000,000 or more		$30,000

*					This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**					Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Dakota Plains Sand, LLC	CASE NO:	16-43715

Form 2-G
NARRATIVE
For Period Ending 1/31/17

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

Dakota Plains Sand, LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the “Parent Company”). The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.

DEBTOR:	Dakota Plains Marketing, LLC	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	16-43716

Form 2-A
COVER SHEET

For Period Ending 1/31/17

Accounting Method:     ☒ Accrual Basis     ☐ Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. Submit the original Monthly Operating Report bearing an original signature, to the U. S. Trustee. A copy of the Report must be filed with the Clerk of Court. 11 U.S.C. § 704(8)

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

N/A	☐	7.	Bank Statements for All Bank Accounts

N/A	☐	8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	2/21/17	Print Name:	Martin J Beskow

Signature:

		Title:	Chief Financial Officer

DEBTOR:	Dakota Plains Marketing, LLC			CASE NO:	16-43716

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	1/1/17	to	1/31/17

CASH FLOW SUMMARY		Current
		Month		Accumulated

1.	Beginning Cash Balance	$0	(1)	$0	(1)

2.	Cash Receipts
	Operations	0		0
	Sale of Assets	0		0
	DIP Financing / Advances	0		0
	Other	0		0

	Total Cash Receipts	$0		$0

3.	Cash Disbursements
	Operations	0		0
	DIP Financing Payments	0		0
	Professional Fees / U.S. Trustee Fees	0		0
	Other	0		0

	Total Cash Disbursements	$0		$0

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	0		0

5	Ending Cash Balance (to Form 2-C)	$0	(2)	$0	(2)

CASH BALANCE SUMMARY				Book
		Financial Institution		Balance

	Petty Cash	N/A		$0
	DIP Operating Account	N/A		0
	DIP State Tax Account	N/A		0
	DIP Payroll Account	N/A		0
	Other Operating Account	N/A		0
	Other Interest-bearing Account	N/A		0

	TOTAL (must agree with Ending Cash Balance above)			$0	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month’s ending balance.	Page 1 of 3
(2) All cash balances should be the same.

DEBTOR:	Dakota Plains Marketing, LLC			CASE NO:	16-43716

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	1/1/17	to	1/31/17

CASH RECEIPTS DETAIL		Account: N/A
(attach additional sheets as necessary)

Date	Payer	Description	Amount

1/31/17	None		$0
	Total Operations Cash Receipts		$0

1/31/17	None		$0
	Total Sale of Assets		$0

1/31/17	None		$0
	Total DIP Financing / Advances		$0

1/31/17	None		$0
	Total Other Receipts		$0

		Total Cash Receipts	$0	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Page 2 of 3

DEBTOR:	Dakota Plains Marketing, LLC			CASE NO:	16-43716

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
	For Period:	1/1/17	to	1/31/17

CASH DISBURSEMENTS DETAIL			Account: N/A
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

1/31/17		None		0
		Total Operations Cash Disbursements		$0

1/31/17		None		$0
		Total DIP Financing Payments		$0

1/31/17		None		$0
		Total Professional Fees / U.S. Trustee Fees		$0

1/31/17		None		0
		Total Other Cash Disbursements		$0

			Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3

DEBTOR:	Dakota Plains Marketing, LLC		CASE NO:	16-43716

Form 2-C
COMPARATIVE BALANCE SHEET
	For Period Ended:	1/31/17

	Current	Petition
ASSETS	Month	Date (1)
Current Assets:
Cash (from Form 2-B, line 5)	$0	$0
Accounts Receivable (from Form 2-E)	0	0
Receivable from Officers, Employees, Affiliates	0	0
Inventory	0	0
Other Current Assets :(List)	0	0
	0	0

Total Current Assets	$0	$0

Fixed Assets:
Land	$0	$0
Building	0	0
Equipment, Furniture and Fixtures	0	0

Total Fixed Assets	0	0
Less: Accumulated Depreciation	(0)	(0)

Net Fixed Assets	$0	$0

Other Assets (List):	0	0
	0	0

TOTAL ASSETS	$0	$0

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$0	$0
Post-petition Accrued Profesional Fees (from Form 2-E)	0	0
Post-petition Taxes Payable (from Form 2-E)	0	0
Post-petition Notes Payable	0	0
Other Post-petition Payable(List):	0	0
	0	0

Total Post Petition Liabilities	$0	$0

Pre Petition Liabilities:
Secured Debt - Western Petroleum Company	0	0
Unsecured Debt	0	0

Total Pre Petition Liabilities	$0	$0

TOTAL LIABILITIES	$0	$0

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity	$0	$0
Retained Earnings - Prepetition	0	0
Retained Earnings - Post-petition	0	0

TOTAL OWNERS’ EQUITY	$0	$0

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0	$0

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.	Page 1 of 1

DEBTOR:	Dakota Plains Marketing, LLC	CASE NO:	16-43716

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:	1/1/17	to	1/31/17

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0	$0
Less: Discounts, Returns and Allowances	(0)	(0)

Net Operating Revenue	$0	$0

Cost of Goods Sold	0	0

Gross Profit	$0	$0

Operating Expenses
Officer Compensation	$0	$0
Selling, General and Administrative	0	0
Rents and Leases	0	0
Depreciation, Depletion and Amortization	0	0
Other (list):	0	0
	0	0

Total Operating Expenses	$0	$0

Operating Income (Loss)	$0	$0

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	0	0
Interest Expense	0	0
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$0	$0

Reorganization Expenses
Legal and Professional Fees	$0	$0
Other Reorganization Expense	0	0

Total Reorganization Expenses	$0	$0

Net Income (Loss) Before Income Taxes	$0	$0

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$0	$0

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	Dakota Plains Marketing, LLC	CASE NO:	16-43716

Form 2-E

SUPPORTING SCHEDULES

For Period:	1/1/17	to	1/31/17

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0	$0	$0			$0
State	0	0	0			0

FICA Tax Withheld	0	0	0			0

Employer’s FICA Tax	0	0	0			0

Unemployment Tax
Federal	0	0	0			0
State	0	0	0			0

Sales, Use &
Excise Taxes	0	0	0			0

Property Taxes	0	0	0			0

Accrued Income Tax:
Federal	0	0	0			0
State	0	0	0			0
Other:	0	0	0			0

TOTALS	$0	$0	$0			$0

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

	INSURANCE SCHEDULE
				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through
Workers’ Compensation	Various	$12,500,000	3/23/17	2/28/17

General Liability	Various	$50,000,000	7/30/17	2/28/17

Property (Fire, Theft)	Various	$46,413,035	12/10/17	2/28/17

Vehicle	Security National	$1,000,000	12/10/17	2/28/17

Pollution	Berkley-Nautilus	$10,000,000	5/11/17	2/28/17

D&O	Various	$20,000,000	3/23/20	3/23/20

DEBTOR:	Dakota Plains Marketing, LLC	CASE NO:	16-43716

Form 2-E

SUPPORTING SCHEDULES

For Period:	1/1/17	to	1/31/17

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$0	$0
30 to 60 days	0	0
61 to 90 days	0	0
91 to 120 days	0	0
Over 120 days	0	0

Total Post Petition	0

Pre Petition Amounts	0

Total Accounts Receivable	$0
Less: Bad Debt Reserve	0
Net Accounts Receivable (to Form 2-C)	$0

	Total Post Petition Accounts Payable	$0

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *

Debtor’s Counsel	$0	$0	$0		$0
Senior Secured Lender Counsel	0	0	0		0
Counsel for Unsecured Creditors’ Committee	0	0	0		0
Trustee’s Counsel	0	0	0		0
Accountant	0	0	0		0
Other:	0	0	0		0
Total	$0	$0	$0		$0

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.	Page 2 of 2

DEBTOR:	Dakota Plains Marketing, LLC	CASE NO:	16-43716

Form 2-F
QUARTERLY FEE SUMMARY *
			For the Month Ended:		1/31/17

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016		$0
February	2016		0
March	2016		0

TOTAL 1st Quarter			$0	$

April	2016		$0
May	2016		0
June	2016		0

TOTAL 2nd Quarter			$0	$

July	2016		$0
August	2016		0
September	2016		0

TOTAL 3rd Quarter			$0	$

October	2016		$0
November	2016		0
December	2016		0

TOTAL 4th Quarter			$0	$

FEE SCHEDULE
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee

$0 to $14,999		$325			$1,000,000 to $1,999,999		$6,500
$15,000 to $74,999		$650			$2,000,000 to $2,999,999		$9,750
$75,000 to $149,999		$975			$3,000,000 to $4,999,999		$10,400
$150,000 to $224,999		$1,625			$5,000,000 to $14,999,999		$13,000
$225,000 to $299,999		$1,950			$15,000,000 to $29,999,999		$20,000
$300,000 to $999,999		$4,875			$30,000,000 or more		$30,000

*					This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**					Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Dakota Plains Marketing, LLC	CASE NO:	16-43716

Form 2-G
NARRATIVE
For Period Ending	1/31/17

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

Dakota Plains Marketing, LLC is a wholly-owned, subsidiary of Dakota Plains Holdings, Inc. (the “Parent Company”). The results of operations for periods beginning after the December 20, 2016 petition date are reported on a consolidation basis with those of the Parent Company. There were no significant business or legal actions taken by the debtor, its creditors, or the court during the reporting period. There are no significant changes in the financial condition of the debtor which have ocurred subsequent to the report date. There were no unusual or non-recurring accounting transactions that are reported in the financial statements.